Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about intangible assets [text block] [Abstract]
Schedule of carrying amount of goodwill and licenses

NOTE 5: - GOODWILL AND OTHER INTANGIBLE ASSETS

a.	Composition and movement:

2021:

	Trade Name	Customer Relationship	Licenses	Technology	Goodwill	Total

Cost:
Balance as of January 1, 2021	-	-	-	-	-	-
Additions from business combination	$445	$1,830	$1,699	$430	$2,387	$6,791

Adjustments arising from translating financial statements from functional currency to presentation currency	$22	$75	$23		$68	$188

Balance as of December 31, 2021	$467	$1,905	$1,722	$430	$2,455	$6,979

Accumulated amortization and impairment:
Balance as of January 1, 2021	-	-	-	-	-	-
Amortization recognized in the year	$23	$75	-	$32	-	$130

Balance as of December 31, 2021	$23	$75	-	$32	-	$130

Amortized cost at December 31, 2021	$444	$1,830	$1,722	$398	$2,455	$6,849

b.	Acquisitions during the year:

Licenses have no fixed term and do not require renewal. Consequently, Licenses have an indefinite useful life.

c.	Amortization expenses:

Amortization expenses of intangible assets amounted to $130 and recorded in profit or loss at the General and administrative expenses.

d.	Impairment of goodwill and other intangible assets:

As of December 31, 2021, the Company determined, based on internal value in use calculations, that there was no impairment of intangible assets with a definite useful life (Trade Name, Customer Relationships and Technology).

As of December 31, 2021, the carrying amount of Goodwill and Licenses were allocated as follows (each representing a cash-generating unit):

	ILSB	OFN	Total

Goodwill	$1,438	$1,017	$2,455

Licenses	$522	$1,200	$1,722

The recoverable amount of ILSB was determined based on the value in use which is calculated at the expected estimated future cash flows from this cash-generating unit, as determined according to the budget for the next five years and approved by the Company’s management. The after-tax discount rate of the cash flows is 16.5%. The projected cash flows for the period exceeding five years is estimated using a fixed growth rate of 3% , representing the long-term average growth rate as customary in the cash generating unit.

The recoverable amount of OFN was determined based on the value in use which is calculated at the expected estimated future cash flows from this cash-generating unit, as determined according to the budget for the next five years and approved by the Company’s management. The pre-tax discount rate of the cash flows is 26%. The projected cash flows for the period exceeding five years is estimated using a fixed growth rate of 3% , representing the long-term average growth rate as customary in the cash generating unit.

The value in use for all cash-generating units is liable to change if any change occurs in the following key assumptions:

●	Discount rate.

●	Growth rate for the period exceeding the five budget years.

Discount rate - the discount rate reflects management's assumptions regarding each unit's specific risk. In determining the appropriate discount rate for each unit, the Company relied on the ten-year return on Government bonds

Sensitivity analysis of changes in assumptions: With respect to the assumptions used in determining the value in use as described above, management believes that there are no potential changes in the key assumptions detailed above which might lead to a significant increase in the carrying amounts of ILSB and OFN over their recoverable amounts.